UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

[x] Filed by the registrant
[ ] Filed by a party other than the registrant

Check the appropriate box:
[ ] Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[x] Definitive Information Statement

TOWN AND COUNTRY APPRAISAL SERVICE, INC.
(Name of Registrant as Specified In Charter)

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(3)

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[  ]          Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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TOWN AND COUNTRY APPRAISAL SERVICE, INC.

495 State Street, Suite 459

Salem, Oregon 97301

This Information Statement is furnished by Town and Country Appraisal Service, Inc., a Nevada corporation (“Town and Country” or the “Company”) to advise our stockholders of the following corporate actions taken by written consent:

1.	The change of the Company’s name to Media Technologies, Inc., or such other name as may approved by the Board of Directors of the Corporation, in its sole and absolute discretion.

2.

The adoption of the Company’s Amended and Restated Articles of Incorporation increasing the number of shares of Common Stock which the Company is authorized to issue, to 125,000,000 shares of Common Stock, $0.001 par value per share (the “Common Stock”), and increasing the number of shares of preferred stock which the Company is authorized to issue, to 25,000,000 shares of Preferred Stock, $0.001 Par Value per share (the “Preferred Stock”).

On April 1, 2010 Stockholders of the Company owning a majority of the outstanding voting securities of the Company entitled to vote on the above matters authorized the above corporate actions by written consent of stockholders, in accordance with the requirements of the Nevada Revised Statutes.

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

No action is required by you. The accompanying Information Statement is furnished pursuant to Section 14 of the Securities Exchange Act of 1934 (the “Exchange Act”), for the purpose of informing our stockholders of the actions described above before they take effect.  In accordance with Rule 14c-2 under the Exchange Act, the actions by stockholder consent will take effect 21 calendar days following the mailing of this Information Statement to stockholders (the “Effective Date”). These actions have been approved by our Board of Directors and the holders of a majority of the Company’s Common Stock outstanding. The Company is not soliciting proxies.

This Information Statement is being mailed on or about May 4, 2010 to stockholders of record of Town and Country as of April 1, 2010 (the “Record Date”) and is being delivered to our stockholders in connection with the corporate actions set forth above and described in more detailed below which have been approved by the written consent of stockholders holding in the aggregate 93.50% of our outstanding shares entitled to vote on such corporate action.  All necessary corporate approvals in connection with the matters referred to in this Information Statement have been obtained.

The cost of furnishing this Information Statement will be borne by us. We will mail this Information Statement to registered stockholders and certain beneficial stockholders where requested by brokerage houses, nominees, custodians, fiduciaries and other like parties.

J. Michael Heil

J. Michael Heil

Chairman of the Board

ACTIONS BY BOARD OF DIRECTORS AND CONSENTING STOCKHOLDERS

(1)

On March 31, 2010, our Board of Directors adopted a resolution:

•

to change the name of the Company to Media Technologies, Inc., or such  other  name as may approved by the Board of Directors of the Corporation, in its sole and absolute discretion;

•

to Amend and Restate the Articles of Incorporation in their entirety which included increasing the number of shares of Common Stock which the Company is authorized to issue, to 500,000,000 shares of Common Stock, $0.001 par value per share (the “Common Stock”), and increasing the number of shares of preferred stock which the Company is authorized to issue, to 25,000,000 shares of Preferred Stock, $0.001 Par Value per share (the “Preferred Stock”); and

•

to affect a 40-for-1 forward Stock Split of the issued and outstanding shares of Company's Common Stock.

(2)

On April 1, 2010, the actions taken by the Board of Directors on March 31, 2010 were ratified by written consent of stockholders holding a majority of the outstanding voting stock of the Company.

(3)

On April 16, 2010, the Board of Directors pursuant to the expressed authority granted to it by the stockholders on April 1, 2010, to modify, amend, delay, abandon or terminate any such actions as approved by the stockholders as set forth above, in the Board’s sole and absolute discretion, determined that it was in the best interest of the Company and the stockholders to concentrate on the core business operations of the Company and abandoned the proposed 40-for-1 forward stock split, which eliminated the need for such a large increase the authorized number of shares of common stock and preferred stock, as previously proposed.

Accordingly, on April 16, 2010, the Board of Directors adopted a resolution proceeding with the following actions.

•

to change the name of the Company to Media Technologies, Inc., or such  other  name as may approved by the Board of Directors of the Corporation, in its sole and absolute discretion; and

•

to Amend and Restate the Articles of Incorporation in their entirety which included increasing the number of shares of Common Stock which the Company is authorized to issue, to 125,000,000 shares of Common Stock, $0.001 par value per share (the “Common Stock”), and increasing the number of shares of preferred stock which the Company is authorized to issue, to 25,000,000 shares of Preferred Stock, $0.001 Par Value per share (the “Preferred Stock”).

DISSENTER’S RIGHT OF APPRAISAL

Under Nevada law, stockholders are not entitled to dissenter’s rights of appraisal with respect to the above corporate actions.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

J. Michael Heil, the sole officer and director of the Company is the owner of 2,500,000 restricted shares of Common Stock of the Company.   There shall be no increase or decrease in the number of shares owned by any stockholder as a result of the increase of the number of shares of common stock and preferred stock which the Company will be authorized to issue, and no change in any right, preference, privilege or priorities of any stockholder.  Other than as set forth above, no director, executive officer, nominee for election as a director has any substantial interest, direct or indirect, by security holdings or otherwise, in the matters to be acted upon.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

As of April 1, 2010, there were 10,160,000 shares of Common Stock issued and outstanding.  No shares of Preferred Stock have been issued.  Each holder of shares of Common Stock is entitled to one vote for each such share held by such holder.   J. Michael Heil, the President, CEO, CFO, Secretary and sole director of the Company was the record owner with respect to 2,500,000 shares of common stock, which represented 24.6% of the issued and outstanding common stock of the Company.   Ranulfo Lograsa was the record owner with respect to 3,500,000 shares of common stock, which represented 34.45% of the issued and outstanding common stock of the Company and as a result of his ownership interest is considered an affiliate of the Company.  Maynerva Escalante was the record owner with respect to 3,500,000 shares of common stock, which represented 34.45% of the issued and outstanding common stock of the Company and as a result of her ownership interest is considered an affiliate of the Company.  The corporate actions described herein were approved by Mr. Heil, Mr. Lograso and Ms. Escalante.

Security Ownership of Certain Beneficial Owners

The following table sets forth the amount and nature of beneficial ownership of any class of the Company’s voting securities of any person known to the Company to be the beneficial owner of more than five percent, as of the close of business on April 1, 2010. As used in the table below, the term “beneficial ownership” means the sole or shared power to vote or direct the voting, or to dispose or direct the disposition, of any security.  A person is deemed as of any date to have beneficial ownership of any security that such person has a right to acquire within 60 days after such date.  Except as otherwise indicated, the stockholders listed below have sole voting and investment powers with respect to the shares indicated.

Name and Address	Amount and Nature of Beneficial Ownership	Percentage of Class
J. Michael Heil 495 State Street Suite 459 Salem, Oregon 97301	2,500,000	24.6%

Maynerva E. Escalante Block 4, Denver St NHA, El Calvador Misamis Oriental, Philippines 9017	3,500,000	34.4%

Ranulfo Lograsa Consular St Fort Bonacafio, Taguig Metro Manila, Philippines 1630	3,500,000	34.4%

Security Ownership of Management

The following table sets forth the amount and nature of beneficial ownership of any class of the Company’s voting securities of any person known to the Company to be the beneficial owner of more than five percent, as of the close of business on April 1, 2010. As used in the table below, the term “beneficial ownership” means the sole or shared power to vote or direct the voting, or to dispose or direct the disposition, of any security.  A person is deemed as of any date to have beneficial ownership of any security that such person has a right to acquire within 60 days after such date. Except as otherwise indicated, the stockholders listed below have sole voting and investment powers with respect to the shares indicated.

Name and Address (1)	Amount and Nature of Beneficial Ownership	Percentage of Class
J. Michael Heil 495 State Street Suite 459 Salem, Oregon 97301	2,500,000	24.6%

All Officers and Directors as a group (1 individual)	2,500,000	24.6%

Changes in Control

There are no present arrangements or pledges of the Company’s securities which may result in a change in control of the Company.

Description of Securities

Common Stock

The Company's Articles of Incorporation currently authorizes the issuance of 74,000,000 shares of Common Stock (the “Common Stock”).  Each outstanding share of common stock has one vote on all matters requiring a vote of the stockholders. There is no right to cumulative voting; thus, the holder of fifty percent (50%) or more of the shares outstanding can, if they choose to do so, elect all of the directors. In the event of a voluntary or involuntary liquidation, all stockholders are entitled to a pro rata distribution after payment of liabilities and after provision has been made for each class of stock, if any, having preference over the common stock. The holders of the common stock have no preemptive rights with respect to future offerings of shares of common stock. Holders of common stock are entitled to dividends if, as and when declared by the Board of Directors out of the funds legally available therefor at that time. It is the Company’s present intention to retain earnings, if any, for use in its business.

Preferred Stock

The Articles of Incorporation currently authorize the issuance of 1,000,000 shares of preferred stock (the “Preferred Stock”) with designations, rights and preferences determined from time to time by the Board of Directors. No shares of preferred stock have been designated, issued or are outstanding.   The Board of Directors is empowered, without stockholder approval, to issue up to 1,000,000 shares of preferred stock with voting, liquidation, conversion, or other rights that could adversely affect the rights of the holders of the common stock. Although we have no present intention to issue any shares of preferred stock, there can be no assurance that we will not do so in the future.  Among other rights, the Board of Directors may determine, without further vote or action by our stockholders:

•

the number of shares and the designation of the series;

•

whether to pay dividends on the series and, if so, the dividend rate, whether dividends will be cumulative and, if so, from which date or dates, and the relative rights of priority of payment of dividends on shares of the series;

•

whether the series will have voting rights in addition to the voting rights provided by law and, if so, the terms of the voting rights;

•

whether the series will be convertible into or exchangeable for shares of any other class or series of stock and, if so, the terms and conditions of conversion or exchange;

•

whether or not the shares of the series will be redeemable and, if so, the dates, terms and conditions of redemption and whether there will be a sinking fund for the redemption of that series and, if so, the terms and amount of the sinking fund; and

•

the rights of the shares of the series in the event of our voluntary or involuntary liquidation, dissolution or winding up and the relative rights or priority, if any, of payment of shares of the series.

The Company presently does not have plans to issue any shares of preferred stock. However, preferred stock could be used to dilute a potential hostile acquirer.  Accordingly, any future issuance of preferred stock or any rights to purchase preferred shares may have the effect of making it more difficult for a third party to acquire control of us. This may delay, defer or prevent a change of control in our company or an unsolicited acquisition proposal.

Dividends

Payment of dividends on the Common Stock and Preferred Stock is within the discretion of the Board of Directors, is subject to state law, and will depend upon the Company's earnings, if any, its capital requirements, financial condition and other relevant factors.

NOTICE TO STOCKHOLDERS ACTIONS APPROVED BY

WRITTEN CONSENT IN LIEU MEETING

The following actions were taken upon the unanimous recommendation of the Company’s Board and the written consent of the consenting stockholders in lieu of a meeting of stockholders:

1. APPROVAL TO AMEND AND RESTATE THE ARTICLES OF INCORPORATION OF THE COMPANY TO CHANGE OF THE NAME OF THE COMPANY TO MEDIA TECHNOLOGIES, INC.

On April 16, 2010, the approval by the Board of Directors of the name change of the Company to “Media Technologies, Inc.” or such other name as may approved by the Board of Directors of the Corporation, in its sole and absolute discretion was ratified and approved by the written consent of a majority of the outstanding shares of the Company’s common stock.

Effective Date of Name Change

The name change will be effective twenty-one (21) days after this Information Statement is mailed to the stockholders, and upon the filing of the Amended and Restated Articles of Incorporation as attached hereto as Appendix A, with the Secretary of State of Nevada.

2. APPROVAL TO AMEND AND RESTATE THE ARTICLES OF INCORPORATION OF THE COMPANY TO INCREASE OF THE NUMBER OF SHARES OF COMMON STOCK AND PREFERRED STOCK WHICH THE COMPANY IS AUTHORIZED TO ISSUE.

On April 16, 2010, the Board of Directors approved the Amended and Restated Articles of Incorporation to (i) increase the number of shares of Common Stock which the Company is authorized to issue, from 74,000,000 up to 125,000,000 shares of Common Stock, $0.001 par value per share (the “Common Stock”), and (ii) increase the number of shares of preferred stock which the Company is authorized to issue, from 1,000,000 up to 25,000,000 shares of Preferred Stock, $0.001 Par Value per share (the “Preferred Stock”), was ratified and approved by the written consent of a majority of the outstanding shares of the Company’s common stock.   A copy of the Amended and Restated Articles of Incorporation as attached hereto as Appendix A.

Effect of Amended and Restated Articles of Incorporation

As a result of the Amended and Restated Articles of Incorporation, the Company will be authorized to issue, to 125,000,000 shares of Common Stock, $0.001 par value per share (the “Common Stock”), and 25,000,000 shares of Preferred Stock, $0.001 Par Value per share (the “Preferred Stock”).

The terms of the additional shares of Common Stock will be identical to those of the currently outstanding shares of Common Stock. However, because holders of Common Stock have no preemptive rights to purchase or subscribe for any authorized but unissued shares of stock of the Company, if and when the Board of Directors authorizes the issuance of additional shares of Common or Preferred Stock, such issuance with dilute and reduce the current stockholders' respective percentage ownership interest.   The relative rights and limitations of the shares of Common Stock will remain unchanged under the Amended and Restated Articles of Incorporation.

The Company  believes that the increase in authorized Common and Preferred shares would provide the Company greater flexibility with respect to the Company’s capital structure for such purposes as additional equity financing, stock based acquisitions, present and future employee benefit programs and other corporate purposes.

The Company believes that having such additional authorized shares of common stock available for issuance in the future should give the Company greater flexibility and may allow such shares to be issued without the expense and delay of a special shareholders’ meeting.

At the current time the Company is not contemplating using any of the additional authorized shares for any exchange, acquisition, merger or other similar transaction.

Effective Date of Amended and Restated Articles of Incorporation

The Amended and Restated Articles of Incorporation as attached hereto as Appendix A will be effective twenty-one (21) days after this Information Statement is mailed to the stockholders, and upon the filing of the same with the Secretary of State of Nevada.

VOTING PROCEDURES

Pursuant to the Nevada Revised Statutes, the affirmative vote of the holders of a majority of our outstanding voting stock is sufficient to ratify and authorize (1) the change the name of the Company to Media Technologies, Inc.; and (2) to Amend and Restate the Articles of Incorporation in their entirety to increase the number of shares of Common Stock which the Company is authorized to issue, to 125,000,000 shares of Common Stock, $0.001 par value per share (the “Common Stock”) and 25,000,000 shares of Preferred Stock, $0.001 Par Value per share (the “Preferred Stock”).

The requisite vote was obtained through the written consent of Mr. Heil, Mr. Lograso and Ms. Escalante, as the record owners of approximately 93.5 % of the issued and outstanding shares of our Common Stock as at April 1, 2010.

WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and in accordance therewith file reports, proxy statements and other information including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K (the “1934 Act Filings”) with the Securities and Exchange Commission (the “Commission”). Reports and other information filed by us can be inspected and copied at the public reference facilities maintained at the Commission at the Public Reference Room at 100 F Street, N.E. Room 1580, Washington, D.C. 20549.

Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

Delivery of Documents to Stockholders Sharing an Address

Unless we have received contrary instructions from a stockholder, we will deliver only copy of this Information Statement, to multiple stockholders sharing an address. This practice known as “householding” is intended to reduce the Company’s printing and postage costs. We will, upon request, promptly deliver a separate copy of this Information Statement and the Annual Report to a stockholder who shares an address with another stockholder. A stockholder, who wishes to receive a separate copy of this Information Statement and the Annual Report, may direct such request to Town and Country Appraisal Service, Inc., 495 State Street, Suite 459, Salem, Oregon 97301. Telephone: (541) 974-0204.  Stockholders who receive multiple copies of the Information Statement at their address and would like to request that only a single copy of communications be delivered to the shared address may do so by making either a written or oral request to the Company contacts listed above.

By Order of the Board of Directors

May 4, 2010

/s/ J. Michael Heil

J. Michael Heil

Chairman of the Board

Appendix A

AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

TOWN AND COUNTRY APPRAISAL SERVICE, INC.

_________________________________________________________________________________________________

J. Michael Heil, hereby certifies that:

1.

He is the President and Secretary of Town and Country Appraisal Service, Inc., a Nevada corporation.

2.

The Articles of Incorporation of this Corporation are amended and restated in their entirety to read as follows and supersede and take the place of the existing Articles of Incorporation and all prior amendments thereto and restatements thereof:

ARTICLE 1.

Company Name

1.1

The name of this corporation is MEDIA TECHNOLOGIES, INC.

ARTICLE 2.

Duration

2.1

The corporation shall continue in existence perpetually unless sooner dissolved according to law.

ARTICLE 3.

Purpose

3.1

The purpose for which the corporation is organized is to engage in any lawful activity within or outside of the State of Nevada.

3.2

The corporation may also maintain offices at such other places within or outside of the State of Nevada as it may from time to time determine.  Corporate business of every kind and nature may be conducted, and meetings of directors and shareholders may be held outside the State of Nevada with the same effect as if held in the State of Nevada.

ARTICLE 4.

Board of Directors

4.1.

Number. The board of directors of the Corporation shall consist of such number of persons, not less than one, as shall be determined in accordance with the bylaws from time to time.

ARTICLE 5.

Capital Stock

5.1

Authorized Capital Stock.  The aggregate number of shares which this Corporation shall have authority to issue is one hundred fifty million (150,000,000) shares, consisting of (a) one hundred twenty-five million (125,000,000) shares of Common Stock, par value $0.001 per share (the "Common Stock") and (b) twenty-five million (25,000,000) shares of preferred stock, par value $0.001 per share (the "Preferred Stock"), issuable in one or more series as hereinafter provided.  A description of the classes of shares and a statement of the number of shares in each class and the relative rights, voting power, and preferences granted to the and restrictions imposed upon the shares of each class are as follows:

5.2

Common Stock.  Each share of Common Stock shall have, for all purposes one (1) vote per share.

Subject to the preferences applicable to Preferred Stock outstanding at any time, the holders of shares of Common Stock shall be entitled to receive such dividends and other distributions in cash, property or shares of stock of the Corporation as may be declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefore.  The holders of Common Stock issued and outstanding have and possess the right to receive notice of shareholders’ meetings and to vote upon the election of directors or upon any other matter as to which approval of the outstanding shares of Common Stock or approval of the common shareholders is required or requested.

5.3

Preferred Stock.  The Shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors is authorized, by resolution adopted and filed in accordance with law, to provide for the issue of such series of shares of Preferred Stock. Each series of shares of Preferred Stock:

(a)

may have such voting powers, full or limited, or may be without voting powers;

(b)

may be subject to redemption at such time or times and at such prices as determine by the Board of Directors;

(c)

may be entitled to receive dividends (which may be cumulative or non-cumulative) at  such rate or rates, on such conditions and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or series of stock;

(d)

may have such rights upon the dissolution of, or upon any distribution of the assets of, the Corporation;

(e)

may be made convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of stock of the Corporation or such other corporation or other entity at such price or prices or at such rates of exchange and with such adjustments;

(f)

may be entitled to the benefit of a sinking fund to be applied to the purchase or redemption of shares of such series in such amount or amounts;

(g)

may be entitled to the benefit of conditions and restrictions upon the creation of indebtedness of the Corporation or any subsidiary, upon the issue of any additional shares (including additional shares of such series or of any other series) and upon the payment of dividends or the making of other distributions on, and the purchase, redemption or other acquisition by the Corporation or any subsidiary of, any outstanding shares of the Corporation; and

(h)

may have such other relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, in each case as shall be stated in said resolution or resolutions providing for the issue of such shares of Preferred Stock. Shares of Preferred Stock of any series that have been redeemed or repurchased by the Corporation (whether through the operation of a sinking fund or otherwise) or that, if convertible or exchangeable, have been converted or exchanged in accordance with their terms shall be retired and have the status of authorized and unissued shares of Preferred Stock of the same series and may be reissued as a part of the series of which they were originally a part or may, upon the filing of an appropriate certificate with the Secretary of State of the State of Nevada be reissued as part of a new series of shares of Preferred Stock to be created by resolution or resolutions of the Board of Directors or as part of any other series of shares of Preferred Stock, all subject to the conditions or restrictions on issuance set forth in the resolution or resolutions adopted by the Board of Directors providing for the issue of any series of shares of Preferred Stock.

ARTICLE 6.

No Further Assessments

6.1

The capital stock, after the amount of the subscription price determine by the board of directors has been paid in money, property, or services, as the Directors shall determine, shall be subject to no further assessment to pay the debts of the corporation, and no stock issued as fully paid up shall ever be assessable or assessed, and these Articles of Incorporation shall not and cannot be amended, regardless of the vote therefore, so as to amend, modify or rescind this Article 6.

ARTICLE 7.

No Preemptive Rights

7.1

Except as otherwise set forth herein, none of the shares of the Corporation shall carry with them any preemptive right to acquire additional or other shares of the corporation and no holder of any stock of the Corporation shall be entitled, as of right, to purchase or subscribe for any part of any unissued shares of stock of the Corporation or for any additional shares of stock, of any class or series, which may at any time be issued, whether now or hereafter authorized, or for any rights, options, or warrants to purchase or receive shares of stock or for any bonds, certificates of indebtedness, debentures, or other securities.

ARTICLE 8.

No Cumulative Voting

8.1

There shall be no cumulative voting of shares.

ARTICLE 9.

Election Not to be Governed By Provisions of NRS 78.411 to 78.444.

9.1

The Corporation, pursuant to NRS 78.434, hereby elects not to be governed by the provisions of NRS 78.411 to 78.411, inclusive.

ARTICLE 10.

Indemnification of Officers and Directors

10.1

The Corporation shall indemnify its directors, officers, employee, fiduciaries and agents to the fullest extent permitted under the Nevada Revised Statutes.

10.2

Every person who was or is a party or is threatened to be made a party to or is involved in any action, suit or proceedings, whether civil, criminal, administrative or investigative, by reason of the fact that he or a person for whom he is the legal representative is or was a director or officer of the corporation or is or was serving at the request of the corporation as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless to the fullest extent legally permissible under the law of the State of Nevada from time to time against all expenses, liability and loss (including attorney's fees, judgments, fines and amounts paid or to be paid in settlement) reasonably incurred or suffered by him  in connection therewith. Such right of indemnification shall be a contract right that may be enforced in any manner desired by such person.  Such right of indemnification shall not be exclusive of any other right which such directors, officers or representatives may have or hereafter acquire and, without limiting the generality of such statement, they shall be entitled to their respective rights of indemnification under any By-Law, agreement, vote of stockholders, provision of law or otherwise, as well as their rights under this Article.

10.3

Without limiting the application of the foregoing, the Board of Directors may adopt By-Laws from time to time with respect to indemnification to provide at all times the fullest indemnification permitted by the law of the State of Nevada and may cause the corporation to purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation as a director of officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred in any such capacity or arising out of such status, whether or not the corporation would have the power to indemnify such person.

10.4

The private property of the Stockholders, Directors and Officers shall not be subject to the payment of corporate debts to any extent whatsoever.

10.5

No director, officer or shareholder shall have any personal liability to the corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, except that this provision does not eliminate nor limit in any way the liability of a director or officer for:

(a)

Acts or omissions which involve intentional misconduct, fraud or a knowing violation of law; or

(b)

The payment of dividends in violation of Nevada Revised Statutes (N.R.S.) 78.300.

ARTICLE 11.

Amendments

11.1

The Corporation reserves the right to amend, alter, change, or repeal all or any portion of the provisions contained in these Articles of Incorporation from time to time in accordance with the laws of the state of Nevada, and all rights conferred on stockholders herein are granted subject to this reservation.

3.

The foregoing Restated of Articles of Incorporation has been duly approved by the Board of Directors in accordance with Section 78.207 of the Nevada Revised Statutes.

4.

The foregoing amendment and restatement of the Articles of Incorporation have been duly approved by the required written Consent of Shareholders in accordance with Section 78.390 of the Nevada Revised Statutes.  The total number of outstanding shares of the Corporation is 10,160,000.  The number of shares voting in favor of the Restated Articles of Incorporation was 9,500,000 shares representing 93.50%.  The percentage of vote required was more than 50%.

IN WITNESS WHEREOF, we have hereunto set our hands this ____ day of May, 2010, hereby declaring and certifying that the facts stated hereinabove are true.

__________________________________

By: J. Michael Heil

Its:  President and Secretary

A-4